UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 26, 2016

TRIUMPH BANCORP, INC.

(Exact name of registrant as specified in its charter)

Texas	001-36722	20-0477066
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12700 Park Central Drive, Suite 1700, Dallas, Texas		75251
(Address of Principal Executive Offices)		(Zip Code)

(214) 365-6900

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4c)

Item 2.02. Results of Operations and Financial Condition

On July 26, 2016, Triumph Bancorp, Inc. (the “Company”) issued a press release that announced its 2016 second quarter earnings. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein. This press release includes certain non-GAAP financial measures. A reconciliation of those measures to the most directly comparable GAAP measures is included as a table in the press release. The information in this Item 2.02, including Exhibit 99.1, shall be considered furnished for purposes of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed “filed” for any purpose.

Item 7.01.Regulation FD Disclosure

In addition, this Form 8-K includes a copy of the Company’s presentation to analysts and investors for its quarter ended June 30, 2016, which is attached hereto as Exhibit 99.2. The information in this Item 7.01, including Exhibit 99.2, shall be considered furnished for purposes of the Exchange Act and shall not be deemed “filed” for any purpose.

Forward-Looking Statements

This press release contains forward-looking statements. Any statements about our expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. You can identify forward-looking statements by the use of forward-looking terminology such as “believes,” “expects,” “could,” “may,” “will,” “should,” “seeks,” “likely,” “intends,” “plans,” “pro forma,” “projects,” “estimates” or “anticipates” or the negative of these words and phrases or similar words or phrases that are predictions of or indicate future events or trends and that do not relate solely to historical matters. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. Forward-looking statements depend on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. We do not guarantee that the transactions and events described will happen as described (or that they will happen at all). The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: our limited operating history as an integrated company; business and economic conditions generally and in the bank and non-bank financial services industries, nationally and within our local market area; our ability to mitigate our risk exposures; our ability to maintain our historical earnings trends; risks related to the integration of acquired businesses (including our pending acquisition of ColoEast Bankshares, Inc.) and any future acquisitions; changes in management personnel; interest rate risk; concentration of our factoring services in the transportation industry; credit risk associated with our loan portfolio; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; time and effort necessary to resolve nonperforming assets; inaccuracy of the assumptions and estimates we make in establishing reserves for probable loan losses and other estimates; lack of liquidity; fluctuations in the fair value and liquidity of the securities we hold for sale; impairment of investment securities, goodwill, other intangible assets or deferred tax assets; risks related to our asset management business; our risk management strategies; environmental liability associated with our lending activities; increased competition in the bank and non-bank financial services industries, nationally, regionally or locally, which may adversely affect pricing and terms; the obligations associated with being a public company; the accuracy of our financial statements and related disclosures; material weaknesses in our internal control over financial reporting; system failures or failures to prevent breaches of our network security; the institution and outcome of litigation and other legal proceedings against us or to which we become subject; changes in carry-forwards of net operating losses; changes in federal tax law or policy; the impact of recent and future legislative and regulatory changes, including changes in banking, securities and tax laws and regulations, such as the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) and their application by our regulators; governmental monetary and fiscal policies; changes in the scope and cost of the Federal Deposit Insurance Corporation insurance and other coverages; failure to receive regulatory approval for future acquisitions; increases in our capital requirements; and risk retention requirements under the Dodd-Frank Act.

While forward-looking statements reflect our good-faith beliefs, they are not guarantees of future performance. All forward-looking statements are necessarily only estimates of future results. Accordingly, actual results may differ materially from those expressed in or contemplated by the particular forward-looking statement, and, therefore, you are cautioned not to place undue reliance on such statements. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. For a discussion of such risks and uncertainties, which could cause actual results to differ from those contained in the forward-looking statements, see “Risk Factors” and the forward-looking statement disclosure contained in Triumph’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission on February 26, 2016.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits.

Exhibit	Description
99.1	Press release, dated July 26, 2016
99.2	Triumph Bancorp, Inc. Investor Presentation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRIUMPH BANCORP, INC.

By:	/s/ Adam D. Nelson
Name: Adam D. Nelson Title: Executive Vice President & General Counsel

Date: July 26, 2016

EXHIBIT INDEX

Exhibit	Description
99.1	Press release, dated July 26, 2016
99.2	Triumph Bancorp, Inc. Investor Presentation